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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Helix Energy Solutions Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HELIX ENERGY SOLUTIONS GROUP, INC.
400 North Sam Houston Parkway East
Houston, Texas 77060
Telephone: (281) 618-0400

April 11, 2007

Dear Shareholder:

You are cordially invited to join us for our 2007 Annual Meeting of Shareholders to be held on Monday, May 7, 2007 at 3:00 p.m. in the Oak Room of the Greenspoint Club, 16925 Northchase, Houston, Texas 77060. Beginning at 2:30 p.m., employees and officers will be available to provide information about 2006 developments.

The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on industry matters of current interest to our shareholders.

Your Vote is Important. Whether you own a few or many shares of stock, it is important that your shares be represented. Regardless of whether you plan to attend the meeting in person, please complete and sign the enclosed proxy card and promptly return it in the envelope provided.

We look forward to seeing you at the annual meeting.

Sincerely,
Owen Kratz
Executive Chairman

VOTING METHOD

If you are a holder of record of common stock, you may vote your shares by mail. You may also revoke your proxy any time before the annual meeting by following the instructions in this proxy statement. Due to the small number of our record shareholders (non “street-name” holders), we have elected to forego the high cost of internet and telephone voting. To vote by mail:

•	Mark your selections on the proxy card.

•	Date and sign your name exactly as it appears on your proxy card.

•	Mail the proxy card in the enclosed postage-paid envelope provided.

If your shares are held in “street name” through a broker, bank or other third party, you will receive instructions from that third party that you must follow in order for your shares to be voted.

YOUR OPINION IS IMPORTANT. THANK YOU FOR VOTING.

INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS

We are pleased to offer shareholders the ability to review our annual report on Form 10-K for the year ended December 31, 2006 and proxy materials electronically over the internet at the Helix website (www.helixesg.com) by clicking ENTER SITE, then SEC Filings, and then the particular filing. These filings may also be viewed through the Securities and Exchange Commission website at www.sec.gov. Our 2006 Annual Report may also be viewed over the Internet at the Helix website by clicking Investor Relations, then Financial News, and then Annual Reports.

HELIX ENERGY SOLUTIONS GROUP, INC.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

DATE:	Monday, May 7, 2007

TIME:	3:00 p.m. Central Daylight Time (Houston Time)

PLACE:	Greenspoint Club — Oak Room 16925 Northchase Houston, Texas 77060

ITEMS OF BUSINESS:	1. To elect three Class I directors each to serve a three-year term expiring on the later of the annual meeting of shareholders in 2010 and upon a successor being elected and qualified.

2. To transact or take action on any other business that may properly be considered at the annual meeting or any adjournment thereof.

RECORD DATE:	You may vote at the annual meeting if you are a holder of our common stock of record at the close of business on March 30, 2007.

VOTING BY PROXY:	You are invited to attend the meeting in person. Whether or not you plan to attend the annual meeting, you may vote your shares by completing and promptly returning the enclosed proxy card in the envelope provided.

By Order of the Board of Directors,
Alisa B. Johnson
Corporate Secretary

April 11, 2007

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. An envelope, which requires no postage if mailed in the United States, is enclosed for this purpose.

HELIX ENERGY SOLUTIONS GROUP, INC.
400 North Sam Houston Parkway East
Houston, Texas 77060
Telephone: (281) 618-0400

PROXY STATEMENT
Annual Meeting of Shareholders
May 7, 2007

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The accompanying proxy is solicited on behalf of the Board of Directors of Helix Energy Solutions Group, Inc., a Minnesota corporation that is referred to herein as the “Company,” “we,” “us,” “our” or “Helix.” We are providing these proxy materials to you in connection with our annual meeting of shareholders, to be held on Monday, May 7, 2007 at 3:00 p.m. in the Oak Room of the Greenspoint Club, 16925 Northchase, Houston, Texas 77060, and all reconvened meetings after adjournments thereof. As a shareholder of the Company, you are invited to attend the annual meeting and are entitled and requested to vote on the proposal described in this proxy statement.

We are mailing our annual report for the year ended December 31, 2006 along with this notice of annual meeting, proxy statement and accompanying proxy card, on or about April 13, 2007.

Who may vote at the annual meeting?

The Board has set March 30, 2007 as the record date for the annual meeting. If you were the owner of Helix common stock at the close of business on March 30, 2007, you may vote at the annual meeting. You are entitled to one vote for each share of common stock you held on the record date. You may cast one vote for each share of common stock held by you on the record date on each of the matters presented at the meeting.

How many shares must be present to hold the annual meeting?

A majority of Helix’s outstanding common shares as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 91,301,704 shares of Helix common stock outstanding and entitled to vote at the meeting held by approximately 56,810 beneficial owners. Shares are counted as present at the annual meeting if you:

•	are present in person at the annual meeting, or

•	have properly submitted a proxy card.

Proxies received but marked as abstentions or withholding authority, if any, and broker non-votes, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What proposals will be voted on at the annual meeting?

The only matter currently scheduled to be voted on at the annual meeting is the election of three Class I directors to the Board of Directors of Helix Energy Solutions Group, Inc., each to serve a three-year term expiring on the later of the annual meeting of shareholders in 2010 and upon a successor being elected and qualified.

We will also consider other business that properly comes before the meeting in accordance with Minnesota law and our By-laws. The Chairman of the annual meeting may refuse to allow the presentation of a proposal or a nomination for the board from the floor of the annual meeting if the proposal or nomination was not properly submitted.

What happens if additional matters are presented at the annual meeting?

Other than the election of three Class I directors, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Minnesota law and our By-laws.

How many votes are required to approve each proposal?

The election of each director nominee requires the affirmative “FOR” vote of a plurality of the shares present in person or by proxy at the annual meeting and entitled to vote on the election of directors. Assuming that a quorum is present at the annual meeting, the three directors receiving the greatest number of votes cast by the holders of common stock entitled to vote on the matter will be elected as directors. As a result, if you “WITHHOLD AUTHORITY” to vote for a nominee, your vote will not be counted in determining the outcome of the election of directors.

Any other proposal being voted on requires the affirmative “FOR” vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on that proposal.

How are votes counted?

You may either vote “FOR” or “WITHHOLD AUTHORITY” to vote on each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on any other proposals. If you vote to “ABSTAIN” from voting on other proposals, it has the same effect as a vote against those proposals. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee and as recommended by the Board of Directors on any other proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote, but will be counted in determining whether there is a quorum present. In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal to elect directors or any other proposal introduced at the annual meeting.

Under the rules of the New York Stock Exchange, or “NYSE,” in effect at the time this proxy statement was printed, if you hold your shares though a broker, your broker has discretionary authority and thus is permitted to vote your shares on “routine” matters, which includes the election of directors, even if the broker does not receive voting instructions from you.

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote your shares “FOR” each of the director nominees described in this proxy statement.

How do I vote my shares without attending the meeting?

Whether you hold shares directly or in street name, you may direct your vote without attending the annual meeting. You will designate another person to vote the stock you own. That other person is called a proxy and is designated by delivery of a written document called a proxy or proxy card. If you deliver a properly executed written proxy, that proxy will be voted at the annual meeting in accordance with the directions given in the proxy, unless you revoke the proxy before the annual meeting.

If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you by Wells Fargo. Please carefully consider the information contained in this proxy statement, and whether or not you plan to attend the meeting, complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting, and so that your shares may be voted in accordance with your wishes if you later decide not to attend the annual meeting. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should sign your name and indicate such title or capacity on the proxy card.

If, like most shareholders of the Company, you hold your shares in street name through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of those shares, and the proxy materials are being forwarded to you together with a voting instruction card. Please carefully consider the information contained in this proxy statement, and then complete, date, sign and return the accompanying voting instruction card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the internet. You should follow the voting directions provided by your broker or nominee. If you provide specific voting instructions in accordance with the directions provided by your broker or nominee, your shares will be voted by your broker or nominee as you have directed.

If you are a shareholder of record, you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided.

How do I vote my shares in person at the meeting?

If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card (or use the ballot provided at the annual meeting) and proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed “legal proxy” from the record holder (broker or other nominee) giving you the right to vote the shares and provide an account statement or letter from such brokerage firm or nominee showing that you were the beneficial owner of the shares on the record date.

Even if you plan to attend the meeting, we encourage you to vote by proxy card so your vote will be counted if you later decide not to attend the annual meeting.

How do I get to the annual meeting of shareholders?

A map is provided on the back of this proxy statement.

May shareholders ask questions at the annual meeting?

Yes. During the annual meeting shareholders may ask questions or make remarks directly related to the matters being voted on. In order to ensure an orderly meeting, we ask that shareholders direct questions and comments to the Chairman. In order to provide the opportunity to every shareholder who wishes to speak, the Chairman may limit each shareholder’s remarks to two minutes. In addition, beginning at 2:30 p.m., employees and officers will be available to provide information about 2006 developments and to answer questions of more general interest.

What does it mean if I receive more than one proxy card?

It means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card.

May I change my vote?

Yes, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to the Corporate Secretary of Helix,

•	submitting a properly signed proxy card with a later date, or

•	voting in person at the annual meeting.

If you hold shares in street name, you must follow the procedures required by the holder of record, either your brokerage firm, bank or other nominee, to revoke or change a proxy. You should contact the stockholder of record directly for more information on these procedures.

Who will count the votes?

We have hired a third party, Wells Fargo Shareowner Services, to judge the voting, be responsible for determining whether or not a quorum is present, and tabulate votes cast by proxy or in person at the annual meeting.

Who will bear the cost for soliciting votes for the meeting?

We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners. Proxies may be solicited by mail, in person, or by telephone or by facsimile by certain of our officers, directors and regular employees, without extra compensation.

How do I find out the results of the annual meeting?

Preliminary voting results will be announced at the annual meeting. The final voting results will be published in our second quarter 2007 quarterly report on Form 10-Q and will be available on www.helixesg.com.

Where can I obtain the annual report and other information?

We are pleased to offer shareholders the ability to review our Annual Report on Form 10-K for the year ended December 31, 2006 and proxy materials electronically over the internet at the Helix website (www.helixesg.com) by clicking ENTER SITE, then SEC Filings, and then the particular filing. These filings may also be viewed through the Securities and Exchange Commission website at www.sec.gov. Our 2006 Annual Report may also be viewed over the internet at the Helix website by clicking Investor Relations, then Financial News, and then Annual Reports.

Whom should I call with other questions?

If you have additional questions about this proxy statement or the meeting or would like additional copies of this document or our 2006 Annual Report to Shareholders (including our Annual Report on Form 10-K), please contact: Helix Energy Solutions Group, Inc., 400 North Sam Houston Parkway East, Suite 400, Houston Texas, 77060, Attention: Corporate Secretary, telephone: (281) 618-0400.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with our By-laws, the Board of Directors currently consists of nine members and is divided into three classes of similar size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. The Class I, II and III directors are currently serving until the later of the annual meeting in 2007, 2009 and 2008, respectively, and their respective successor is elected and qualified. There are currently three directors in each class.

Owen Kratz, Bernard J. Duroc-Danner, and John V. Lovoi are the Class I directors whose terms expire at this annual meeting and who have been nominated for re-election to the board to serve until the later of the 2010 annual meeting and until their successors are elected and qualified. Each of the nominees listed below is currently serving as a director.

Unless otherwise instructed, the persons named as proxies will vote all proxies received FOR the election of the persons named as nominees below as Class I directors for a term of three years, until the later of the annual meeting of shareholders to be held in 2010 and their respective successor is elected and qualified.

All of the nominees have agreed to be named in this proxy statement and have indicated a willingness to continue to serve if elected. The Corporate Governance and Nominating Committee of the board nominated each of the candidates for election. If any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the board, unless a contrary instruction is indicated on the proxy. The board has no reason to believe that any of the nominees will become unavailable. The board has affirmatively determined that the nominees, other than Mr. Kratz, our current Executive Chairman, qualify as “independent” as that term is defined under NYSE Rule 303A and applicable rules promulgated by the Securities and Exchange Commission.

In the section below, we provide the names and biographical information about the three Class I nominees and each other member of the board. Age and other information in the director’s biographical information are as of March 30, 2007. Information about the number of shares of Common Stock beneficially owned by each director as of March 30, 2007 appears below under the heading “Security Ownership Information — Management Shareholdings” on page 18.

There are no family relationships among any of our directors, nominees for director and executive officers.

Information about Nominees for Class I Directors

NOMINEES FOR CLASS I DIRECTORS THREE YEAR TERM EXPIRING IN 2010:

Owen Kratz	Director since 1990
Chairman of the Board and Executive Chairman	age 52
Helix Energy Solutions Group, Inc.

Mr. Kratz is Executive Chairman of Helix Energy Solutions Group, Inc. He was appointed Executive Chairman in October 2006 and Chairman in May 1998, and served as Chief Executive Officer from April 1997 until October 2006. Mr. Kratz served as President from 1993 until February 1999, and as a director since 1990. He served as Chief Operating Officer from 1990 through 1997. Mr. Kratz joined Cal Dive International, Inc. (now known as Helix) in 1984 and has held various offshore positions, including saturation diving supervisor, and has had management responsibility for client relations, marketing and estimating. Mr. Kratz is also a director of Cal Dive International, Inc., our 73% owned subsidiary. Mr. Kratz has a Bachelor of Science degree in Biology and Chemistry from the State University of New York at Stony Brook.

Bernard J. Duroc-Danner	Director since 1999
Chairman of the Board, Chief Executive Officer and President	age 53
Weatherford International, Ltd.

Mr. Duroc-Danner has served as a director since February 1999. He is the Chairman of the Board, Chief Executive Officer and President of Weatherford International Ltd., a provider of equipment and services used for the drilling, completion and production of oil and natural gas wells. Mr. Duroc-Danner previously served as a director of Dresser, Inc. and Universal Compression. Mr. Duroc-Danner holds a Ph.D. in economics from The Wharton School of the University of Pennsylvania.

John V. Lovoi	Director since 2003
Principal	age 46
JVL Partners

Mr. Lovoi has served as a director since February 2003. He is a founder of JVL Partners, a private oil and gas investment partnership. Mr. Lovoi served as head of Morgan Stanley’s global oil and gas investment banking practice from 2000 to 2002 and was a leading oilfield services and equipment research analyst for Morgan Stanley from 1995 to 2000. Prior to joining Morgan Stanley in 1995, he spent two years as a senior financial executive at Baker Hughes and four years as an energy investment banker with Credit Suisse First Boston. Mr. Lovoi also serves as a director of KFX Inc., a clean energy technology company engaged in providing technology and service solutions to the power generation industry. Mr. Lovoi graduated from Texas A&M University with a bachelor of science degree in chemical engineering and received a M.B.A. from the University of Texas.

Information about Continuing Directors

CLASS II DIRECTORS TERM EXPIRING IN 2009:

T. William Porter	Director since 2004
Chairman	age 65
Porter & Hedges, L.L.P.

Mr. Porter has served as a director since March 2004. He is the Chairman and a founding partner of Porter & Hedges, L.L.P., a Houston law firm formed in 1981. Mr. Porter also serves as a director of Copano Energy L.L.C., a midstream energy company with networks of natural gas gathering and intrastate transmission pipelines in the Texas Gulf Coast and Oklahoma mid-continent regions, and U.S. Concrete, Inc., a value-added provider of ready-mixed concrete and related products and services to the construction industry in several major markets in the United States. Mr. Porter graduated with a B.B.A. in Finance from Southern Methodist University in 1963 and received his law degree from Duke University in 1966.

William L. Transier	Director since 2000
Chairman of the Board, Chief Executive Officer and President	age 52
Endeavour International Corporation

Mr. Transier has served as a director since October 2000. He is Chief Executive Officer and President, and serves as Chairman of the Board, of Endeavour International Corporation, an international oil and gas exploration and production company. He served as Co-Chief Executive Officer of Endeavour International Corporation from its formation in February 2004 through September 2006. Mr. Transier served as Executive Vice President and Chief Financial Officer of Ocean Energy, Inc. from March 1999 to April 2003, when Ocean Energy merged with Devon Energy Corporation. From September 1998 to March 1999, Mr. Transier served as Executive Vice President and Chief Financial Officer of Seagull Energy Corporation when Seagull Energy merged with Ocean Energy. From May 1996 to September 1998, he served as Senior Vice President and Chief Financial Officer of Seagull Energy Corporation. Prior thereto, Mr. Transier served in various roles including partner from June 1986 to April 1996 in the audit department of KPMG LLP. In addition to serving on our Board of Directors and the board of Endeavour, he is also a director of Reliant Energy, Inc., a provider of electricity and energy services to retail and wholesale customers in the United States and Cal Dive International, Inc., our 73% owned subsidiary. Mr. Transier graduated from the University of Texas with a B.B.A. in Accounting and has a M.B.A. from Regis University.

James A. Watt	Director since 2006
age 57

Mr. Watt has served as a director since July 2006. He served as Chairman and Chief Executive Officer of Maverick Oil and Gas, Inc., an independent oil and gas exploration and production company from August 2006 until March 2007. Mr. Watt was the Chief Executive Officer of Remington Oil and Gas Corporation since February 1998 and the Chairman of Remington since May 2003, until Helix acquired Remington in July of 2006. Mr. Watt also served on Remington’s Board of Directors since September 1997. Mr. Watt was Vice President/Exploration of Seagull E & P, Inc., from 1993 to 1997, and Vice President/Exploration and Exploitation of Nerco Oil & Gas, Inc. from 1991 to 1993. Mr. Watt is also a director of Pacific Energy Resources, Ltd., an exploration and development company with offshore and onshore operations primarily in California. He graduated from Rensselaer Polytechnic Institute with a Bachelor of Science in Physics.

CLASS III DIRECTORS TERM EXPIRING IN 2008:

Martin Ferron	Director since 1998
President and Chief Executive Officer	age 50
Helix Energy Solutions Group, Inc.

Mr. Ferron has served as a director since September 1998. He became Chief Executive Officer in October of 2006, became President in February 1999, and served as Chief Operating Officer from January 1998 until August 2005. Mr. Ferron has 27 years of worldwide experience in the oilfield industry, seven of which were in senior management positions with McDermott Marine Construction and Oceaneering International Services Limited immediately prior to his joining the Company. Mr. Ferron is a Chartered Civil Engineer. He is a director of Cal Dive International, Inc., our 73% owned subsidiary. Mr. Ferron has a Civil Engineering degree from City University, London; a Masters Degree in Marine Technology from the University of Strathclyde, Glasgow; and a M.B.A. from the University of Aberdeen.

Gordon F. Ahalt	Director since 1990
Retired Consultant	age 79

Mr. Ahalt has served as a director since July 1990. Since 1982, Mr. Ahalt has been the President of GFA, Inc., a petroleum industry management and financial consulting firm. From 1977 to 1980, he was President of the International Energy Bank, in London, England. From 1980 to 1982, he served as Senior Vice President and Chief Financial Officer of Ashland Oil Company. Prior to that, he spent a number of years in executive positions with Chase Manhattan Bank. Mr. Ahalt also serves as a director of Bancroft & Elsworth Convertible Funds and other private investment funds. Mr. Ahalt received a B.S. Degree in Petroleum Engineering in 1951 from the University of Pittsburgh.

Anthony Tripodo	Director since 2003
Executive Vice President and Chief Financial Officer	age 54
Tesco Corporation

Mr. Tripodo has served as a director since February 2003. Mr. Tripodo is the Executive Vice President and Chief Financial Officer of Tesco Corporation. From 2003 through the end of 2006, he was a Managing Director of Arch Creek Advisors LLC, a Houston based investment banking firm. From 2002 to 2003, Mr. Tripodo was Executive Vice President of Veritas DGC, Inc., an international oilfield service company specializing in geophysical services. Prior to becoming Executive Vice President, he was President of Veritas DGC’s North and South American Group, which consists of four operating divisions: marine acquisition, processing, exploration services and multi-client data library. From 1997 to 2001, he was Executive Vice President, Chief Financial Officer and Treasurer of Veritas. Previously, Mr. Tripodo served 16 years in various executive capacities with Baker Hughes, including serving as Chief Financial Officer of both the Baker Performance Chemicals and the Baker Oil Tools divisions. Mr. Tripodo has previously served as a director of Petroleum Geo-Services, a Norwegian based oilfield services company and Vetco International Limited, a London based oilfield services company. He graduated summa cum laude with a bachelor of arts degree from St. Thomas University.

Board of Directors Recommendation

The board recommends that you vote “FOR” each of the nominees to the board of directors set forth in this Proposal 1.

Vote Required

Election of each director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the annual meeting. This means the three directors receiving the greatest number of votes cast by the holders of common stock entitled to vote on the matter will be elected as directors.

BOARD OF DIRECTORS

Board of Directors Independence

The board consists of nine directors. The board has affirmatively determined that the following members of the board qualify as “independent” as that term is defined under NYSE Rule 303A and applicable rules under the Securities Exchange Act of 1934: Messrs. Ahalt, Duroc-Danner, Lovoi, Porter, Tripodo, Transier and Watt. In making this determination, the board has concluded that none of these members has a relationship which, in the opinion of the board, is material and would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The non-independent, management directors are Mr. Kratz, our current Executive Chairman, and Mr. Ferron, our current Chief Executive Officer and President. Accordingly, a majority of the members of the Board of Directors are independent, as required by NYSE Rule 303A. This independence determination is analyzed annually to promote arms-length oversight.

During the year ended December 31, 2006, the board held a total of eight meetings.

Attendance at the Annual Meeting of Shareholders

The Company’s Board of Directors holds a regular meeting immediately preceding each year’s annual meeting of shareholders. Therefore, members of the Company’s Board of Directors generally attend the Company’s annual meetings of shareholders. The board encourages the members to attend the annual meeting, but does not have a written policy regarding attendance at such meeting. All of the then current members of the board attended the 2006 annual meeting.

Shareholder Communications with the Board

Pursuant to the terms of our Corporate Governance Guidelines adopted by the board, any shareholder or other interested party wishing to send written communications to any one or more of the Company’s directors may do so by sending them in care of the Corporate Secretary at the Company’s principal executive offices. All such communications will be forwarded to the intended recipient(s).

Sources for New Nominees

Messrs. Kratz, Duroc-Danner and Lovoi are directors standing for re-election. The Company did not utilize any third party search firms to assist in identifying potential director candidates during 2006 or to date in 2007. Neither the Corporate Secretary nor the Corporate Governance and Nominating Committee has received any recommendations for director candidates from any shareholder or group of shareholders during 2006 or to date in 2007.

Code of Business Conduct and Ethics

In 2003, we adopted a written code of business conduct and ethics that applies to all our directors, officers and employees, including our executive chairman, chief executive officer, chief financial officer and chief accounting officer. We have posted a current copy of the code on our website, which is located at www.helixesg.com, under Corporate Governance. In addition, we intend to post on our website all disclosures that are required by law or NYSE listing standards concerning any amendments to, or waivers from, any provision of the code.

COMMITTEES OF THE BOARD AND MEETINGS

The board currently has, and appoints members to, three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The following table summarizes the membership of the board and each of its committees as well as the number of times each met during the year ending December 31, 2006. Members were elected to these committees in February 2007 by a vote of the Board of Directors. In March 2006, Mr. Duroc-Danner stepped down from the Corporate Governance and Nominating Committee and Mr. Tripodo took his place thereon, and in December 2006, Mr. Duroc-Danner stepped down from the Compensation Committee and Mr. Watt took his place thereon. Each member of each of these committees is independent as defined by the applicable NYSE and Securities and Exchange Commission rules. Each committee has a written charter approved by the board.

Corporate
Governance
	Board	Audit	Compensation	and Nominating

Mr. Kratz	Chair	—	—	—
Mr. Ferron	Member	—	—	—
Mr. Ahalt	Member	—	Member	Member
Mr. Duroc-Danner	Member	—	—	—
Mr. Lovoi	Member	—	Member	—
Mr. Porter	Member	Member	—	Chair
Mr. Transier	Member	Member	Chair	—
Mr. Tripodo	Member	Chair	—	Member
Mr. Watt	Member	—	Member	—
Number of Meetings in 2006
Regular	4	7	4	3
Special	4	4	1	0

Each director attended 75% or more of the total meetings of the board and, other than Mr. Duroc-Danner, each director attended 75% or more of the total meetings of the committees on which such director served.

Non-management directors meet in regularly scheduled executive sessions following each board meeting without any members of management being present and at which only those directors who meet the independence standards of the NYSE are present.

Audit Committee

The Audit Committee consists of three independent directors, Messrs. Porter, Transier and Tripodo, each of whom meets the independence and financial literacy requirements as defined in the applicable NYSE and Securities and Exchange Commission rules. The Audit Committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: (1) the integrity of our financial statements, (2) the compliance by the Company with applicable legal and regulatory requirements, (3) the performance of the Company’s internal audit function and independent registered public accounting firm, and (4) the independent registered public accounting firm’s qualifications and independence. The Audit Committee acts under the terms of a written charter, which was most recently amended and restated in February 2007 and is attached hereto as Annex A. Among the duties of the Audit Committee, all of which are more specifically described in the Audit Committee Charter, the Audit Committee:

•	Oversees and appoints our independent registered public accounting firm.

•	Reviews the adequacy of accounting and audit principles and practices, and the adequacy of compliance assurance procedures and internal controls.

•	Reviews and pre-approves all non-audit services to be performed by the independent registered public accounting firm in order to maintain such accounting firm’s independence.

•	Reviews the scope of the annual audit.

•	Reviews with management and the independent registered public accounting firm our annual and quarterly financial statements, including disclosures made in management’s discussion and analysis and our earnings press releases.

•	Meets independently with management and the independent registered public accounting firm.

•	Reviews corporate compliance and disclosure systems.

•	Reviews and approves all related-party transactions.

•	Makes regular reports to the Board of Directors.

•	Reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board of Directors for approval.

•	Reviews annually the Audit Committee’s own performance.

•	Produces an annual report for inclusion in our proxy statement.

Audit Committee Independence

The board has affirmatively determined that all members of the Audit Committee: (i) are considered “independent” as defined under NYSE Rule 303A, and (ii) meet the criteria for independence set forth in Exchange Act Rule 10A-3(b)(1).

Designation of Audit Committee Financial Expert

The board has determined that each of the members of the Audit Committee is financially literate and that William L. Transier and Anthony Tripodo are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

For more information regarding the Audit Committee, please refer to the “Report of the Audit Committee” beginning on page 17.

Compensation Committee

The Compensation Committee is composed of four non-employee, independent directors. The Compensation Committee is appointed by the board to discharge the board’s responsibilities relating to compensation of our executive officers. The Compensation Committee acts under the terms of, and the Board of Directors has adopted, a written charter for the Compensation Committee, a copy of which is available at our website, www.helixesg.com, under Corporate Governance. The Compensation Committee has overall responsibility for reviewing, evaluating and approving the Company’s executive officer compensation agreements (to the extent such agreements are considered necessary or appropriate by the Compensation Committee), plans, policies and programs. The Compensation Committee is also responsible for reviewing and recommending to the board whether the “Compensation Discussion and Analysis” should be included in our proxy and for performing such other functions as the board may assign to the Compensation Committee from time to time, including the responsibility to:

•	Review compensation philosophy and major compensation and benefits programs for employees.

•	Oversee the 2005 Long Term Incentive Plan, the Employee Retirement Savings Plan and the Employee Stock Purchase Plan.

•	Commission and review compensation surveys with respect to executive officer compensation as compared to our industry and our peer group, as discussed in our “Compensation Discussion and Analysis” below.

•	Review and approve executive officer compensation and bonuses.

•	Review and reassess the adequacy of its charter annually and recommend any proposed changes to the board for adoption.

•	Perform an annual self-evaluation of its performance.

Corporate Governance and Nominating Committee

The goal of the Corporate Governance and Nominating Committee is to take the leadership role in shaping the corporate governance and business standards of our Board of Directors and the Company. The Corporate Governance and Nominating Committee consists of no fewer than three members, all of whom meet the independence requirements of the NYSE. The members of the Corporate Governance and Nominating Committee are appointed by the Board of Directors. The Board of Directors has adopted a written charter for the Corporate

Governance and Nominating Committee, a copy of which is available at the Company’s website, www.helixesg.com, under Corporate Governance.

The Corporate Governance and Nominating Committee identifies individuals qualified to become board members, consistent with criteria approved by the board; oversees the organization of the board to discharge the board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and effective responses to shareholder concerns regarding corporate governance. The Corporate Governance and Nominating Committee has the responsibility to:

•	Identify and evaluate potential qualified director nominees and select or recommend director nominees to the board.

•	Monitor, and recommend members for, each of the committees of the board.

•	Periodically review and revise our corporate governance principles.

•	Review and reassess the adequacy of its charter annually and recommend any proposed changes to the board for approval.

•	Perform an annual self-evaluation of its performance and the performance of the Board of Directors.

•	Perform such other duties as may be assigned by the board from time to time.

Process for Director Nominations — Shareholder Nominees

The policy of the Corporate Governance and Nominating Committee is to consider properly submitted shareholder nominations for candidates for membership on the board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the board and to address the membership criteria set forth under “Director Qualifications.”

Any shareholder nominations proposed for consideration by the Corporate Governance and Nominating Committee should include the nominee’s name and qualifications for board membership and should be addressed to Corporate Secretary, Helix Energy Solutions Group, Inc., 400 North Sam Houston Parkway East, Suite 400, Houston, Texas 77060. In addition, the By-laws of Helix permit shareholders to nominate directors for consideration at an annual shareholder meeting. However, in order to be considered at this year’s annual meeting such nominations were required to be received by us prior to the date of this proxy statement. Shareholders may nominate persons for election to the Board of Directors to be considered at next year’s annual meeting in accordance with the procedure set forth on page 33 of this proxy statement.

Director Qualifications

The Corporate Governance and Nominating Committee has established certain criteria that apply to Committee-recommended nominees for a position on our board. Under these criteria, members of the board should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business and possess a familiarity with one or more of our industry segments. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size of the board, and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the

Corporate Governance and Nominating Committee through current board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Corporate Governance and Nominating Committee, and may be considered at any point during the year. As described above, the Corporate Governance and Nominating Committee considers properly submitted shareholder nominations for candidates for the board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Corporate Governance and Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting of shareholders. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the board.

DIRECTOR COMPENSATION

2006 Director Compensation Table

The following table provides compensation information for the one year period ended December 31, 2006 for each member of our Board of Directors.

	Fees Earned or
	Paid in Cash	Stock Awards	Option Awards	Total
Name(1)	($)(2)	($)(3)	($)(3)(4)	($)

Gordon F. Ahalt	$111,000	$39,510	-0-	$150,510
Bernard J. Duroc-Danner	-0-	$83,089	$148,720	$231,809
John V. Lovoi	-0-	$73,544	$107,536	$181,080
T. William Porter	$98,500	-0-	$172,128	$270,628
William L. Transier	-0-	$162,530	-0-	$162,530
Anthony Tripodo	$113,500	$54,024	$107,536	$275,060
James A. Watt	$22,000	$50,006	-0-	$72,006

(1)	Mr. Kratz and Mr. Ferron have been omitted from the table because they did not receive any compensation for serving on our board.

(2)	The annual fee for each member of the board and the fee related to the applicable board member’s serving on committees are paid quarterly.

(3)	Amounts shown in these columns represent the expense recognized in the year ended December 31, 2006 as calculated in accordance with the provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payments” (“SFAS 123R”) and as a result, may include amounts from awards granted in, or prior to, 2006. See Note 1 and 13 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards. The grant date fair value of the restricted stock awarded with respect to the year ended December 31, 2006 to each director, computed in accordance with SFAS 123R was $200,008 for Mr. Ahalt, $123,125 for Mr. Duroc-Danner, $99,375 for Mr. Lovoi, $386,563 for Mr. Transier and $500,060 for Mr. Watt. No options were granted in 2006 to the members of the board.

(4)	As of March 30, 2007, options for 88,000 shares were outstanding to each of Messrs. Duroc-Danner and Lovoi; options for 50,000 shares were outstanding to Mr. Ahalt; options for 70,400 shares were outstanding to Mr. Porter; and options for 51,000 shares were outstanding for Mr. Tripodo.

Summary of Director Compensation and Procedures

Our non-employee director compensation structure has three components: director fees, expenses and equity-based compensation currently in the form of restricted stock awards. We re-evaluate director compensation on an annual basis based on the compensation of directors by companies in our peer group. The directors (other than Messrs. Kratz and Ferron, who are employed by the Company) receive an annual director’s fee of $30,000, and $1,000 per board meeting for attending each of four regularly scheduled quarterly meetings and any special board meetings. Furthermore, each of the outside directors receives an annual committee retainer fee of $5,000 for each committee on which such director serves and a fee of $2,000 ($3,000 for the Chair) for each committee meeting attended. We also pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board of Directors and any committee thereof.

Since January 1, 2005, non-employee directors have had the option of taking board and committee fees (but not expenses) in the form of restricted stock, pursuant to the terms of the 2005 Long Term Incentive Plan, as amended (the “2005 Plan”) for grants after May 10, 2005, or the 1995 Long Term Incentive Plan, as amended (the “1995 Plan”) for grants on or before May 10, 2005. An election to take fees in the form of cash or stock is made by a director prior to the beginning of the subject fiscal year. Directors taking fees in the form of restricted stock receive an award for a quarter on the first business day of the next quarter in an amount equal to 125% of the cash equivalent on the last trading day of the fiscal quarter for which the fees are being determined. The award vests 100% two years after the first day of the subject fiscal year. For fiscal year 2006, Messrs. Duroc-Danner, Lovoi, and Transier elected to take board and committee fees in the form of restricted stock. During the year ended December 31, 2006, directors (other than our employees) received aggregate fees of $754,063, which was composed of $345,000 in cash compensation and $409,063 in restricted stock (as described above).

Prior to 2005, each non-employee director received at approximately the time he joined the board, and on each fifth anniversary of service thereafter, options to purchase 44,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant. As with our other options, these vest equally over five years and expire on their tenth anniversary. On December 8, 2005, there was a two-for-one stock split that had the effect of doubling the number of options outstanding while halving the strike price. As of March 30, 2007, options for 88,000 shares were outstanding to each of Messrs. Duroc-Danner and Lovoi; options for 50,000 shares were outstanding to Mr. Ahalt; options for 70,400 shares were outstanding to Mr. Porter; and options for 51,000 shares were outstanding for Mr. Tripodo.

In 2005, the Board of Directors, on the recommendation of the Compensation Committee, voted to change the equity compensation of directors such that on joining the board and on each anniversary thereafter, a director would receive a grant of restricted stock; provided, however, that such grants of restricted stock would not occur until such time as any prior grant of options had fully vested. Accordingly, on December 7, 2006, Messrs. Ahalt and Transier each received a grant of 5,642 shares of restricted stock, and on July 1, 2006, when he became a director of the Company, Mr. Watt received a grant of 12,390 shares of restricted stock. All such grants of restricted stock are made pursuant to the terms of our 2005 Plan and vest ratably over five years, subject to immediate vesting on the occurrence of a Change of Control (as defined in the 2005 Plan).

Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as employees of Helix.

CERTAIN RELATIONSHIPS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions. The Audit Committee has adopted a written statement of policy with respect to related party transactions. Pursuant to such policy, all related party transactions must be submitted to the Audit Committee (or under certain circumstances, the Chair of the Audit Committee) for approval. The Audit Committee will consider all relevant facts and circumstances available to the Audit Committee to determine whether such related party transaction is in, or is not inconsistent with, our best interests. Although we did not enter into any financial transactions with any related party during fiscal 2006, if we were to do so in the future, any such material financial transaction would need to be approved by our Audit Committee prior to our company entering into such transaction.

In April 2000, Energy Resources Technology GOM, Inc. (ERT), a successor to Energy Resource Technology, Inc. and a subsidiary of Helix, acquired a 20% working interest in Gunnison, a Deepwater Gulf of Mexico prospect of Kerr-McGee Oil & Gas Corp. Financing for the exploratory costs of approximately $20 million was provided by an investment partnership (OKCD Investments, Ltd. or “OKCD”), the investors of which include some of our current and former senior management, in exchange for a revenue interest that is an overriding royalty interest of 25% of Helix’s 20% working interest. Production began in December 2003. Payments to OKCD from ERT totaled $34.6 million in the year ended December 31, 2006. The Company’s Executive Chairman, as a Class A limited partner of OKCD, personally owns, either directly or indirectly, approximately 70% of the partnership equity. Other executive officers of the Company own approximately 6% combined of the partnership equity. OKCD also awarded Class B limited partnership interests to our key employees at the time, some of whom are currently executive officers of the Company. Ownership of the Class B limited partnership interests are subject to forfeiture in the event that the key employee’s employment with Helix is terminated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has served as the Company’s independent registered public accounting firm providing auditing and financial services since their engagement in fiscal 2002, and will continue to provide such services during fiscal 2007. We expect that representatives of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fee Information

Fees for professional services (in thousands) provided by our independent registered public accounting firm in each of the last two fiscal years in each of the following categories were:

	2005	2006

Audit Fees(1)	$1,465	$4,442	(2)
Audit-Related Fees(3)	3	3
Tax Fees(4)	46	36
All Other Fees	-0-	-0-

Total	$1,514	$4,481

(1)	Fees related to the audit of the Company’s consolidated financial statements, audit of internal controls over financial reporting, and the review of the Company’s interim financial statements included in its quarterly reports on Form 10-Q.

(2)	2006 audit fees include approximately $2.3 million of fees related to the three-year carve-out audit of Cal Dive International, Inc. (2003-2005), the related Registration Statement on Form S-1 filing fees incurred in connection with our partial initial public offering of Cal Dive and the 2006 audit of Cal Dive.

(3)	Audit-related fees included consultations concerning financial accounting and reporting matters not required by statute or regulation.

(4)	Fees primarily related to statutory tax returns in the United Kingdom, Singapore, Australia and Egypt and tax planning.

The Audit Committee considers whether the provision of the foregoing services is compatible with maintaining the auditor’s independence and has concluded that the foregoing non-audit services and non-audit-related services did not adversely affect the independence of Ernst & Young LLP.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures for pre-approving certain audit and permissible non-audit services provided by the independent registered public accounting firm. These procedures include reviewing a budget for audit and permissible non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of audit and permissible non-audit services that are recurring in nature and therefore anticipated at the time the budget is submitted. During the year, circumstances may arise such that it becomes necessary to engage the independent registered public accounting firm for services in excess of those contemplated by the budget or for additional services. Audit Committee approval is required to exceed the budget amount for a particular category of audit or permissible non-audit services and to engage the independent registered public accounting firm for any audit or permissible non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the Securities and Exchange Commission rules on auditor independence. The Audit Committee charter was recently amended to include specific pre-approval procedures with respect to tax related services. The Audit Committee charter delegates pre-approval authority in certain circumstances to the Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent registered public accounting firms to ensure that such services are within the parameters approved by the Audit Committee. None of the fees were for services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

All fiscal year 2006 professional services by Ernst & Young LLP were pre-approved.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assess the information provided by management and our independent registered public accounting firm and to assist the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; and (4) the registered public accounting firm’s qualifications and independence. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee, a copy of which is attached hereto as Annex A. All members of the Company’s Audit Committee are independent (as independence is defined in the listing standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission) and satisfy the New York Stock Exchange requirements for experience and expertise. During the fiscal year ended December 31, 2006, the Audit Committee conducted 11 meetings.

Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of our accounting and financial reporting principles and reporting policies. Management is also responsible for establishing and maintaining the Company’s internal controls and procedures, establishing financial reporting processes and controls, evaluating the effectiveness of such controls and procedures and ensuring compliance with laws, regulations and ethical business standards. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (U.S.) and issuing a report thereon as well as expressing an opinion on the effectiveness of our internal controls over financial reporting.

The Audit Committee is the principal liaison between the Board and the independent registered public accounting firm for the Company. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm and are in no way designed to supersede or alter the traditional responsibilities of the Company’s management and independent registered public accounting firm. The Audit Committee performs its responsibilities in accordance with its business judgment. The Audit Committee’s role does not involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

In connection with the December 31, 2006 financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management and the independent registered public accounting firm; (2) reviewed with the independent registered accounting firm the scope and plan of the audit; (3) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented; (4) discussed with Ernst & Young that firm’s independence from management and the Company and received written disclosures and the letter required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committees,” as may be modified or supplemented; and (5) discussed with the independent registered public accounting firm (in executive session outside of the presence of management) the audited financial statements and the evaluation of our system of internal controls.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Anthony Tripodo (Chairman)
T. William Porter
William L. Transier

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

SHARE OWNERSHIP INFORMATION

Five Percent Owners.

The following table sets forth information as to the only persons (or entities) known by us to have beneficial ownership, as of March 30, 2007, of more than 5% of the outstanding shares of Company common stock, other than Owen Kratz whose beneficial ownership is disclosed below under “Management Shareholdings.” As of March 30, 2007, we had 91,301,704 shares outstanding. The information set forth below has been determined in accordance with Rule 13d-3 under the Exchange Act on the basis of the most recent information filed with the Securities and Exchange Commission and furnished to us by the person listed. To our knowledge, except as otherwise indicated below, all shares shown as beneficially owned are held with sole voting power and sole dispositive power.

	Shares Beneficially		Percent of
Name and Address	Owned		Common Shares

Neuberger Berman, LLC	8,114,000	(1)	8.9%
605 Third Avenue New York, New York 10158
Greenlight Capital, L.L.C.	6,665,941	(2)	7.3%
140 East 45th Street, 24th Floor New York, New York 10017

(1)	Neuberger Berman, Inc., the parent of Neuberger Berman, LLC, has sole voting power with respect to 1,311,767 of these shares, shared voting power with respect to 5,145,740 of these shares and shared dispositive power with respect to all of these shares. The remaining balance of 1,656,493 shares included in the table are for individual client accounts over which Neuberger Berman, LLC has shared dispositive power but no power to vote. Neuberger Berman, LLC, a wholly owned subsidiary of Neuberger Berman, Inc. and an investment advisor and broker/dealer with discretion, has shared power to make decisions whether to retain or dispose of, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not, however, have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. With regard to the 5,145,740 shares with respect to which there is shared voting power, Neuberger Berman, LLC and Neuberger Berman Management Inc. are deemed to be beneficial owners.

(2)	The number of shares includes shares held by Greenlight Capital, L.L.C., a Delaware limited liability company (“Greenlight LLC”), Greenlight Capital, Inc., a Delaware corporation (“Greenlight Inc.”), DME Advisors, L.P., a Delaware limited partnership (“Advisors,” and together with Greenlight LLC and Greenlight Inc., “Greenlight”), DME Advisors GP, LLC, a Delaware limited liability company that serves as general partner to Advisors, and Mr. David Einhorn, the principal of Greenlight. Greenlight and Mr. Einhorn are the beneficial owners of 7.3% of our outstanding Common Stock. This percentage and the number of shares beneficially held by each of the parties is based on the public filings made by Greenlight. Greenlight has the sole power to vote and dispose of the 6,665,941 shares of common stock beneficially owned by it. As the principal of Greenlight, Mr. Einhorn may direct the vote and disposition of the 6,665,941 shares of common stock beneficially owned by Greenlight. The information regarding Greenlight is based upon the Schedule 13G filed by Greenlight with the Securities and Exchange Commission dated March 5, 2007.

Management Shareholdings.

The following table shows the number of shares of our common stock beneficially owned as of March 30, 2007 by our directors and nominees for director and the executive officers identified in the Summary Compensation Table below (“named executive officers”), and all directors and such executive officers as a group.

The number of shares beneficially owned by each director or executive officer is determined by the rules of the Securities and Exchange Commission, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power regardless of economic interest, and also any shares that the person or entity can acquire within 60 days of March 30, 2007 through the exercise of stock options or other right. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of March 30, 2007 there were 91,301,704 shares of common stock outstanding. The address of all executive officers and directors is care of Helix Energy Solutions Group, Inc., 400 North Sam Houston Parkway East, Suite 400, Houston, Texas 77060.

	Amount and	Of Shares Beneficially
	Nature of	Owned, Amount that May	Percentage of
	Beneficial	Be Acquired Within 60 Days	Common Stock
Name of Beneficial Owner	Ownership(1)	by Option Exercise	Outstanding

Owen Kratz(2)	5,384,341	29,231	5.9%
Martin R. Ferron(3)	377,163	14,418	*
Bart H. Heijermans(4)	171,547	-0-	*
A. Wade Pursell(5)	185,781	93,704	*
James Lewis Connor, III(6)	-0-	-0-	*
Lloyd A. Hajdik(7)	23,273	6,000	*
Gordon F. Ahalt(8)	80,642	50,000	*
Bernard Duroc-Danner(9)	58,097	52,800	*
John V. Lovoi(10)	78,665	70,400	*
T. William Porter	35,200	35,200	*
William L. Transier(11)	22,721	-0-	*
Anthony Tripodo	39,251	33,400	*
James A. Watt(12)	118,848	-0-	*
All named executive officers and directors as a group (12 persons)(13)	6,575,529	385,153	7.2%

*	Indicates ownership of less than 1% of the outstanding shares of our common stock.

(1)	Amounts include the shares shown in the next adjacent column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days of March 30, 2007 (i.e., on or before May 29, 2007).

(2)	Mr. Kratz disclaims beneficial ownership of 1,000,000 shares included in the above table, which are held by Joss Investments Limited Partnership, an entity of which he is a General Partner. Amounts include 1,500,000 shares currently subject to two separate variable prepaid forward transactions maturing in February 2008 with respect to 500,000 shares and March 2008 with respect to 1,000,000 shares. Each of the variable prepaid forward contracts provides that Mr. Kratz will deliver a specified number of shares as determined by the terms of the agreement which will be less than or equal to the amounts set forth in the preceding sentence. Amount also includes restricted stock awards (i) in the amount of 59,518 shares awarded January 3, 2005 which vest 20% on January 3, 2006, 2007, 2008, 2009 and 2010; (ii) in the amount of 44,250 shares awarded on January 3, 2006 which vest 20% on each of January 3, 2007, 2008, 2009, 2010 and 2011; and (iii) in the amount of 89,576 shares awarded on January 2, 2007 which vest 20% on January 2, 2008, 2009, 2010, 2011 and 2012.

(3)	Mr. Ferron disclaims beneficial ownership of 43,340 shares included in the above table, which are held by the Uncle John Limited Partnership, a family limited partnership of which he is a General Partner. Amount also includes restricted stock awards (i) in the amount of 59,518 shares awarded January 3, 2005 which vest 20% on January 3, 2006, 2007, 2008, 2009 and 2010; (ii) in the amount of 52,650 shares awarded on January 3, 2006 which vest 20% on each of January 3, 2007, 2008, 2009, 2010 and 2011; and (iii) in the amount of 89,576 shares awarded on January 2, 2007 which vest 20% on January 2, 2008, 2009, 2010, 2011 and 2012.

(4)	Amount includes restricted stock awards (i) in the amount of 100,000 shares awarded September 1, 2005 which vest two-thirds of such shares after two years and fully vest on September 1, 2008; (ii) in the amount of 20,138 shares awarded on September 1, 2005 which vest 20% on September 1, 2006, 2007, 2008, 2009, and 2010; (iii) in the amount of 13,600 shares awarded on January 3, 2006 which vest 20% on each of January 3,

2007, 2008, 2009, 2010 and 2011; and (iv) in the amount of 39,082 shares awarded on January 2, 2007 which vest 20% on January 2, 2008, 2009, 2010, 2011 and 2012.

(5)	Mr. Pursell disclaims beneficial ownership of 15,000 shares included in the above table, which are held by the WT Kona Redbird Limited Partnership, a family limited partnership of which he is a General Partner. Amount also includes restricted stock awards (i) in the amount of 20,450 shares awarded January 3, 2005 which vest 20% on January 3, 2006, 2007, 2008, 2009 and 2010; (ii) in the amount of 14,950 shares awarded on January 3, 2006 which vest 20% on each of January 3, 2007, 2008, 2009, 2010 and 2011; and (iii) in the amount of 36,946 shares awarded on January 2, 2007 which vest 20% on January 2, 2008, 2009, 2010, 2011 and 2012.

(6)	Ownership is based on information provided by Mr. Connor on March 15, 2007. Mr. Connor’s employment with the Company was terminated on August 31, 2006. As a result, Mr. Connor is not included in the total amount held by all named executive officers and directors.

(7)	Amount includes restricted stock awards (i) in the amount of 3,330 shares awarded January 3, 2005 which vest 20% on January 3, 2006, 2007, 2008, 2009 and 2010; (ii) in the amount of 3,735 shares awarded on January 3, 2006 which vest 20% on each of January 3, 2007, 2008, 2009, 2010 and 2011; and (iii) in the amount of 8,862 shares awarded on January 2, 2007 which vest 20% on January 2, 2008, 2009, 2010, 2011 and 2012.

(8)	Amount includes restricted stock awards (i) in the amount of 5,000 shares awarded December 13, 2005 which vest 20% on each of December 13, 2006, 2007, 2008, 2009 and 2010; and (ii) in the amount of 5,642 shares awarded on December 7, 2006 which vest 20% on each of December 7, 2007, 2008, 2009, 2010, and 2011.

(9)	Amount includes restricted stock awards (i) in the amount of 948 shares awarded on April 3, 2006 which vest on January 1, 2008; (ii) in the amount of 1,340 shares awarded on July 3, 2006 which vest on January 1, 2008; (iii) in the amount of 552 shares awarded on October 2, 2006 which will vest on January 1, 2008; and (iv) in the amount of 468 shares awarded on January 2, 2007 which will vest on of January 1, 2009.

(10)	Amount includes restricted stock awards (i) in the amount of 1,014 shares awarded on April 3, 2006 which vest on January 1, 2008; (ii) in the amount of 534 shares awarded on July 3, 2006 which vest on January 1, 2008; (iii) in the amount of 627 shares awarded on October 2, 2006 which will vest on January 1, 2008; and (iv) in the amount of 588 shares awarded on January 2, 2007 which will vest on January 1, 2009.

(11)	Amount includes restricted stock awards (i) in the amount of 5,000 shares awarded on December 13, 2005 which vest 20% on each of December 13, 2006, 2007, 2008, 2009 and 2010; (ii) in the amount of 1,245 shares awarded on April 3, 2006 which vest on January 1, 2008; (iii) in the amount of 1,843 shares awarded on July 3, 2006 which vest on January 1, 2008; (iv) in the amount of 973 shares awarded on October 2, 2006 which will vest on January 1, 2008; and (v) in the amount of 5,642 shares awarded on December 7, 2006 which vest 20% on each of December 7, 2007, 2008, 2009, 2010 and 2011; and (vi) in the amount of 1,036 shares awarded on January 2, 2007 which vest on January 1, 2009.

(12)	Amount includes 130 shares held as custodian for Mr. Watts’ son. Amount also includes restricted stock award in the amount of 12,390 shares awarded on July 1, 2006 which vest 20% on each of July 1, 2007, 2008, 2009, 2010 and 2011.

(13)	Does not include Mr. Connor whose employment was terminated on August 31, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities, or “reporting person,” to file with the Securities and Exchange Commission initial reports of ownership and report changes in ownership of the Company’s common stock. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company, we believe that, except as follows, all reports required to be filed by reporting persons pursuant to Section 16(a) of the Exchange Act were filed for the year ended December 31, 2006, on a timely basis. Messrs. Ahalt and Transier, our directors, each failed to file a timely Form 4 with respect to the issuance of 5,642 shares of restricted stock to each such director on December 7, 2006. These transactions were reported by each of Messrs. Ahalt and Transier on a Form 4 filed on February 1, 2007. Mr. Tripodo, our director, failed to file a timely Form 4 with respect to the exercise of 15,000 shares under existing stock options and the simultaneous sale of the shares on April 5, 2006. This transaction was reported by Mr. Tripodo on a Form 4 filed on May 23, 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee of the Board of Directors was, during fiscal 2006, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K under the Exchange Act.

During 2006, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one or more of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one or more of whose executive officers served on the Compensation Committee, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one or more of whose executive officers served as a director of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The primary objectives of our compensation program for our employees, including the executive officers named in the summary compensation table below, or “named executive officers,” are to attract and retain key employees, to motivate them to achieve superior performance, to support and implement our business strategies, and to reward those employees for successful performance in a manner commensurate with those rewards given to their peers in the industry. We attempt to provide incentive and rewards intended to create a positive environment in which the employees, including the named executive officers, are enthusiastic about the Company and its objectives, core values and culture, and are working toward the long-term performance of the Company.

All elements of the compensation program are designed:

•	to be competitive with the Company’s peer group;

•	to reflect the complexity and difficulty of the position;

•	to reflect performance of both the individual and the Company; and

•	to reflect internal equity within the Company.

We use each element of compensation to satisfy one or more of our stated compensation objectives. Annual executive compensation consists of a base salary, cash bonus, long-term equity incentive awards and certain benefits, including health, disability and life insurance. For purposes of this discussion, total compensation includes the total cash compensation (base salary plus cash bonus) plus long-term equity incentive awards. To ensure appropriate linkage between our objectives and compensation levels, we periodically review the goals and the levels of each element of compensation. In establishing executive compensation, Helix strives to develop a compensation program that achieves the foregoing objectives by establishing the following targets:

•	base salaries should be at levels competitive with peer companies that compete with Helix for executive talent;

•	the annual cash bonus for an executive officer should reflect the achievement of company-wide financial objectives, department budget goals and the achievement of personal goals and objectives;

•	in the event the executive achieves department budget goals and personal objectives and our company-wide financial goals are achieved, such executive’s total cash compensation should be in the 50th or 75th percentile of the peer group competing with Helix for executive talent; and

•	long-term equity incentive compensation should be in the 50th or 75th percentile of the peer group based upon the complexity of the executive’s duties and recent performance by the individual and the Company.

Design of the Compensation Program

The Compensation Committee assists the board in fulfilling its responsibilities for determining the total compensation packages offered to our executive officers and administers our compensation program. Specifically, the Compensation Committee is responsible for establishing the compensation policies and administering the compensation programs for our executive officers, and for administering the grant of stock-based incentive awards under the 2005 Plan. The Compensation Committee’s charter (i) empowers the Compensation Committee to review, evaluate, and approve the Company’s executive officer compensation agreements, plans, policies and programs, (ii) delegates to the Compensation Committee all authority of the board required or appropriate to fulfill such purpose, and (iii) grants to the committee the sole authority to retain and terminate any independent compensation consultant.

In determining each executive officer’s base salary, the Compensation Committee reviews the information and peer group data provided by the compensation consultant, as discussed below, and management’s recommendation, and then determines a base salary intended to place each executive officer at the 50th or 75th percentile of the applicable peer group depending on, among other things, the complexity of the position relative to the comparable officers in the peer group. By setting these targets, we can remain competitive enough to attract and retain top talent. A total cash bonus opportunity also is determined for each such officer in an amount necessary to place such officer in the 50th or 75th percentile of total cash compensation for companies in the peer group (although in certain cases a reduction or additional discretionary award may be warranted and awarded by the Compensation Committee). The cash bonus is awarded to each executive officer based on achieving the following goals:

•	40% — achieving personal performance criteria or goals;

•	20% — the Company achieving its budgeted diluted earnings per share for the year; and

•	40% — achieving economic goals for the group for which the executive officer is responsible, including meeting annual budget objectives.

In measuring an executive officer’s performance for purposes of the cash bonus, the Compensation Committee considers numerous factors including discipline with respect to the Company’s finances (including adherence to the applicable department’s budget) and individual goals or criteria established by the officer and reviewed by the Compensation Committee at the beginning of the applicable fiscal year. The Compensation Committee may also consider intangible criteria including demonstrating leadership qualities and adherence to the Company’s culture and core values. Profitability of the Company is based on our diluted earnings per share, and the group achieving its goals is based on the actual end of year profits of the group (or with respect to a support function, is based on the group not exceeding its budget) compared to the projections or expectations established at the beginning of the applicable fiscal year. In addition, 30% of the personal performance component of the bonus is specifically to be determined in the discretion of the Compensation Committee with respect to any bonus payable for 2007. The Compensation Committee also has the authority to grant an additional bonus in its discretion. In addition, the Compensation Committee retains the authority to adjust any cash bonus or alter any of the criteria or goals based on changes in circumstances during the applicable year.

Similarly, each officer receives a long-term equity incentive award (with respect to 2006 and 2007, in the form of restricted stock) in an amount based on the value of the underlying award necessary to place the applicable officer in the 50th or 75th percentile for equity incentive compensation for companies in the peer group. In determining each executive officer’s equity incentive grant, the Compensation Committee reviews the information and peer group data provided by the compensation consultants, as discussed below, and management’s recommendation regarding the grant. Management reviews the data and makes its recommendation to the Compensation Committee prior to such committee’s December meeting. The Compensation Committee has ample time to review the data and management’s recommendation prior to its meeting. The Compensation Committee reviews the equity grants at its meeting, and if approved, the grants are issued as of the first business day of the applicable year based upon the closing price of the stock on the last business day of the previous year.

No element of an officer’s compensation is directly linked to any other element and the Compensation Committee does not have an exact formula for allocating between cash and non-cash compensation. We strive to design a compensation package to use total cash compensation (salary plus annual cash bonus) to recognize each individual officer’s responsibilities, role in the organization, and experience and contributions to the Company and to use long-term equity-based incentives to align employee and shareholder interests, as well as to attract, retain and motivate employees. All such compensation is determined based upon our peer group. The Compensation Committee retains the authority to adjust any element of the executive officer’s compensation based upon objective or intangible criteria.

Generally speaking, the elements of the Company’s compensation program, as well as the percentage mix of the various elements, are in line with those of our peer companies, as is evidenced by data obtained by the Company from our compensation consultant, as described below. It is our belief that the compensation program as adopted by the Compensation Committee achieves our objectives of attracting and retaining key executive officers, motivating such officers to achieve superior performance and rewarding such officers for successfully achieving their objectives.

Compensation Consultant

We perform an annual comparison of our compensation levels with that of similar positions at companies in our peer group as described below. Pursuant to the authority granted to the Compensation Committee pursuant to its charter, the Compensation Committee periodically reviews peer group compensation and engages independent compensation consultants to assist the committee in this process.

In 2005, we retained the services of Mercer Human Resource Consulting (“Mercer”), an independent consultant that specializes in executive compensation matters, to assist in the Compensation Committee’s compensation determinations for the calendar year 2006. Mercer has provided similar services to us for a number of years. The Compensation Committee selected Mercer based upon the recommendation of certain directors and a review of Mercer’s experience and qualifications as compared to similar organizations. Mercer reports to, and acts at the direction of, the Compensation Committee. Helix management works closely with Mercer to determine an appropriate peer group and receives Mercer’s reports and data. However, the Compensation Committee retains ultimate control and authority over Mercer.

Mercer was engaged to assess the competitiveness of our compensation package for all employees located in the United States. Mercer did a survey of the current compensation of the applicable employees, including the named executive officers, and provided information regarding the compensation practices for executive officers of our peer group. Mercer utilized a peer group as proposed by our management and approved by the Compensation Committee. Management annually reviews the companies included in the peer group in order to ensure that the most appropriate companies are included therein. The peer group includes companies consisting of our direct competitors in the energy services industry that are comparable in size (based on revenue and market capitalization) to us and other companies in our industry that management believes compete with Helix for executive talent. The officer compensation peer group companies for 2006 (as set forth in the December 2005 report) consisted of Cooper Cameron Corporation, Global Industries, Ltd., Oil States International, Inc., Grant Prideco Inc., Oceaneering International, Inc., Tidewater Inc., Superior Energy Services Inc., W-H Energy Services, Inc., and Veritas DGC, Inc.

Mercer provided data on total compensation with respect to the 25th percentile, market median (50th percentile), and 75th percentile of the peer group. This data was presented to the Chief Executive Officer, the Chief Financial Officer and the Compensation Committee for their review and analysis. The survey results were taken into consideration by the Chief Executive Officer when determining his recommendations regarding base salary, cash bonus and equity incentive compensation for each of the executive officers. The Compensation Committee and certain members of management receive Mercer’s report within a time frame that provides adequate time for analysis and discussion before the last Compensation Committee meeting of the year. After reviewing the data in such report, the Chief Executive Officer evaluates each person’s compensation based upon each executive officer’s current and historical compensation, information provided by the compensation consultant regarding the compensation practices of similarly situated competitors, and the difficulty and complexity of the position and makes a recommendation to the Compensation Committee based on that evaluation.

Compensation Components and Processes

As described above, annual executive compensation consists of a base salary, cash bonus and long-term equity incentive awards plus benefits. The Compensation Committee reviews each component of such compensation, other than benefits that are available to all employees, for the next fiscal year at its meeting in December of each year and typically grants restricted stock awards to all of our executive officers and certain other eligible employees. At its first meeting of the following year, once performance results for the preceding year for individual, department and company-wide performance criteria are available, the Compensation Committee approves the cash bonus for each of the executive officers payable with respect to the preceding year.

The Compensation Committee is provided with the survey data and a recommendation of management with respect to the appropriate percentile of cash compensation (salary and bonus) and long-term incentive compensation (in terms of total value of equity grants) to award to each executive officer. The recommendations of management regarding cash compensation and equity grants are based on the difficulty and complexity of the position. The decision with respect to total compensation for executive officers ultimately lies with the Compensation Committee, which has an ample opportunity to review the survey and make inquiries of management.

Senior members of the management team including the Chief Executive Officer and the Chief Financial Officer provide recommendations regarding many aspects of our compensation program, including executive compensation. The Compensation Committee does not, however, delegate any of its functions or authority to management (other than the issuance of certain equity incentive compensation awards pursuant to the terms of the 2005 Plan to new hires or employees who are promoted).

Base Salary

Base salary is the annual salary payable to an individual during a calendar year, and is determined for each officer at the end of each year with respect to the next succeeding calendar year. Base salary is set for our named executive officers at the regularly scheduled December meeting of our Compensation Committee, to be effective beginning on the first day of the next calendar year. In setting base salary, the Chief Executive Officer and the Compensation Committee review the information provided by Mercer regarding the compensation of officers with comparable qualifications, experience and responsibilities at companies in our peer group, and the recommendations of management. It is not our policy to pay executive officers at the highest level relative to their peers, but rather to set their base salary at a level at the 50th or 75th percentile of our peer group taking into account their responsibilities and the complexity of their respective positions. We believe that this gives us the opportunity to attract and retain talented managerial employees both at the executive level and below.

Cash Bonus

The annual incentive compensation plan includes a cash bonus designed to award our employees, including our executive officers, for the achievement of certain goals. In February of each year, prior to granting a bonus with respect to the prior year, management reviews each of the three components of each officer’s annual cash bonus award. Management then determines whether the goals and criteria were achieved during the prior year and makes a recommendation to the Compensation Committee. The committee awards bonuses for the previous year at its first meeting of the year based upon its review of the data provided by management, and bonuses are typically paid in March. There are three components of the bonus payment:

•	40% — achieving personal performance criteria or goals;

•	20% — the Company achieving its budgeted diluted earnings per share for the year; and

•	40% — achieving economic goals for the group for which the executive officer is responsible, including meeting annual budget objectives.

Performance criteria for a named executive officer’s individual performance goals are established by the officer and management and reviewed by the Compensation Committee. These performance criteria are established at the beginning of the year and reviewed by the Compensation Committee at its first meeting of the applicable year. In addition, with respect to the cash bonus for 2007, 30% of the amount of the potential bonus based on the individual performance goals has been earmarked to be within the discretion of the Compensation Committee. However, the Compensation Committee always has the authority to adjust any element of an executive officer’s compensation, and to adjust any cash bonus based on circumstances that may have arisen in the subject year. The Compensation Committee met in February and reviewed the individual performance goals for 2007, include both objective and subjective performance goals.

Group profit sharing is determined by whether the division or department for which the individual has responsibility has met its financial goals for the year (and in the case of a support function, not exceeding its projected budget for that year), subject to consideration for unanticipated events over which the group has no control.

Consolidated profit sharing is determined by whether the Company has met its financial objectives for the year. The Company profit sharing component is based on meeting or exceeding the diluted earnings per share budget determined prior to the beginning of the fiscal year. The Compensation Committee established the threshold performance goal of diluted earnings per share based on the actual budgeted diluted earnings per share for 2007. As stated above, the Compensation Committee retains the authority to adjust any element of the executive officer’s annual cash bonus payment whether resulting from performance criteria or one of the budget related goals, or other circumstances.

In December 2005, our Compensation Committee adopted the 2006 incentive compensation plan. Under the terms of the 2006 incentive compensation plan, the Company exceeded the financial projections determined at the beginning of the year and essentially all of the individual and group performance pay objectives for the named executive officers were met resulting in bonus payouts for 2006 of $1,728,173 plus additional discretionary bonuses awarded by the Compensation Committee in an amount equal to $500,000.

Long-Term Equity Compensation

We grant long-term equity compensation in order to provide long-term incentives to our employees and directors. We believe such grants are an important retention tool with respect to such employees, including our executive officers. Each of our executive officers receives restricted stock grants under the Company’s 2005 Plan. We believe that long-term equity incentive compensation advances the best interests of the Company, its affiliates and its shareholders, by providing those persons who have substantial responsibility for the management and growth of the Company with additional performance incentives as well as the opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company. We believe that as a result of their proprietary interest in the Company, the economic interests of our executive officers are more closely aligned to those of our shareholders. As a result of the changes to regulatory, tax and accounting treatment of certain types of long-term equity incentives, we currently believe that restricted stock awards are the most efficient way to reward executive officers and provide them with the chance to receive a proprietary interest in the Company, but we will periodically reevaluate that determination and may grant other types of equity-based incentive compensation in the future, including stock options.

Each of our employees and directors is eligible for grants of equity incentive compensation pursuant to the 2005 Plan. Approximately 45.1% of the shares of restricted stock granted under the 2005 Plan has been granted to employees that are named executive officers or directors through December 31, 2006. During 2006, a total of 32 employees and five non-employee directors received restricted stock awards equal to an aggregate of 0.5% of the outstanding shares of our common stock on March 30, 2007, including the named executive officers, who received 144,225 shares of restricted stock or 29.0% of the total restricted stock grants in fiscal 2006 and the non-employee directors, who received 32,750 shares of restricted stock or 6.6% of the total restricted stock grants for fiscal 2006.

Each executive officer receives a long-term equity incentive award in an amount based on the value of the underlying award necessary to place the applicable officer in the 50th or 75th percentile for equity incentive compensation for companies in the peer group. In determining each executive officer’s equity incentive grant, the Compensation Committee reviews the information and peer group data provided by the compensation consultant and management’s recommendations. Management reviews the data each year and makes its recommendation to the Compensation Committee at its December meeting.

With respect to restricted stock grants to all employees, including grants to the named executive officers, the practice of the Company is to make the grants on the first business day of each calendar year, and the amount of the grant is based on dividing the dollar value of each proposed grant by the closing price for the Company’s common stock on the last business day of the prior year. (For example, grants made in 2007 were made on January 2, 2007, and were based on the closing price on December 29, 2006). In addition, restricted stock may be awarded on certain other dates during the year including the start date of new employees (including any new executive officer), promotions of existing employees, and certain anniversary dates for non-employee directors. Under the 2005 Plan, our Chief Executive Officer has the power to grant options and restricted stock with respect to not more than 200,000 shares per fiscal year as an inducement to hire prospective employees or to employees who receive promotions during the year, in each case who will not be officers of the Company subject to the provisions of Section 16 of the Exchange Act. Grants to newly hired employees are effective on the employee’s first day of employment.

Perquisites

We limit the perquisites that we make available to our named executive officers, particularly in light of recent developments with respect to corporate crime and abuse involving perquisites. Our named executive officers are entitled to few benefits that are not otherwise available to all of our employees. In this regard it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our named executive officers.

Benefits

With respect to all employees who participate in our 401(k) plan, the Company currently matches 50% of the employees’ pre-tax contributions up to 5% of the employee’s salary (including bonus) subject to contribution limits. All of our named executive officers participated in our 401(k) plan and received matching funds. Our health and insurance plans are the same for all employees. In general, our employees pay approximately 40% of the health insurance premium due.

REPORT OF THE COMPENSATION COMMITTEE ON
FISCAL 2006 EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the “Committee”) is composed of Messrs. Transier (Chair), Ahalt, Watt and Lovoi. Each member of the Committee is a non-employee independent director. The Committee is responsible for establishing the compensation policies and administering the compensation programs for Helix’s executive officers, and administers the grant of stock-based awards under the Company’s 2005 Long Term Incentive Plan.

The Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” provisions to be included in the Company’s 2007 Proxy Statement on Schedule 14A, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy”). Based on that review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy.

COMPENSATION COMMITTEE:

William L. Transier, Chair
Gordon F. Ahalt
James A. Watt
John V. Lovoi

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides a summary of the cash and non-cash compensation for the year ended December 31, 2006 for each of (i) the principal executive officer, the Chief Executive Officer and the Chief Financial Officer, (ii) each of the two most highly compensated executive officers of the Company during 2006 other than the principal executive officer, the Chief Executive Officer or Chief Financial Officer, and (iii) one additional person that would have been included in the table but was not an executive officer on the last day of the applicable period.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary		Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	Bonus ($)(1)(2))	($)(3)	($)(3)	($)(1)(4)	($)(5)	($)

Owen Kratz	2006	$389,423	-0-	$550,461	$218,510	$529,760	$5,500	$1,693,654
Executive Chairman
Martin R. Ferron	2006	$446,189	$250,000	$610,756	$111,650	$599,386	$12,324	$2,030,305
Chief Executive Officer and President
A. Wade Pursell	2006	$245,102	$75,000	$187,312	$77,917	$255,940	$12,310	$853,581
Executive Vice President and Chief Financial Officer
Bart Heijermans	2006	$340,000	$125,000	$1,257,117	-0-	$200,000	$12,038	$1,934,155
Executive Vice President and Chief Operating Officer
Lloyd Hajdik	2006	$165,000	$50,000	$39,837	$29,480	$143,087	$10,935	$438,339
Vice President – Corporate Controller and Chief Accounting Officer
James L. Connor, III	2006	$136,371	-0-	-0-	$50,481	-0-	$694,451	$881,303
former General Counsel(6)

(1)	The bonus and the non-equity incentive plan compensation reflected for 2006 is based on that year’s performance but was actually paid in 2007.

(2)	Prior to the Securities and Exchange Commission’s adoption in 2006 of amendments to the disclosure requirements for named executive officer compensation, we disclosed cash awards made pursuant to our incentive compensation plan in the Bonus column of the Summary Compensation Table pursuant to the disclosure requirements existing at the time such disclosures were made. In this proxy statement, pursuant to the amended disclosure requirements promulgated by the Securities and Exchange Commission in 2006, the cash performance bonuses awarded pursuant to our incentive compensation plan are disclosed in the Non-Equity Incentive Plan Compensation Column and the cash discretionary bonuses awarded by the Compensation Committee are disclosed in the Bonus column. The amounts disclosed in the Bonus column of this table represent discretionary bonuses.

(3)	The amounts shown in these columns represent the expense recognized in the year ended December 31, 2006 as calculated in accordance with the provisions of SFAS 123R, and as a result, may include amounts from awards granted in, or prior to, 2006. See Note 1 and 13 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards. See “Grant of Plan-Based Awards” table below for details of the 2006 stock awards and the related grant date fair market value.

(4)	The named executive officers were eligible for annual incentives, based on achievement of certain individual, group and corporate performance criteria under the Compensation Committee approved compensation plan. The actual bonus payments to the named executive officers consisted of bonuses based on individual performance objectives together with departmental and Company criteria based on the attainment of pre-established revenue and profit goals. The exact amount of the bonus paid to the named executive officers was determined by the Compensation Committee.

(5)	The amounts in this column consist of matching contributions by the Company through its 401(k) Plan and, except for Mr. Kratz, the compensation cost computed under SFAS 123R for purchases of Helix common stock pursuant to the Helix Employee Stock Purchase Plan or “ESPP.” The Company’s Retirement Plan is a 401(k) retirement savings plan under which the Company currently matches 50% of employees’ pre-tax contributions up to 5% of salary (including bonus) subject to contribution limits. The ESPP is a qualified, non-compensatory plan that allows employees to acquire shares of Helix common stock through payroll deductions (limited to 10% of an employee’s base salary and subject to statutory limits) over a six-month period. The purchase price is equal to 85% of the fair market value of the common stock on either the first or last day of the subscription period, whichever is lower. No expense related to the ESPP was recognized in prior periods. The amounts in this column also include a one-time payment to Mr. Connor equal to $685,650 in connection with his severance arrangement.

(6)	Mr. Connor’s employment with the Company was terminated on August 31, 2006.

Grant of Plan-Based Awards

In 2005, we adopted the 2005 Plan which provides that we may grant up to 6,000,000 shares (adjusted for the two-for-one stock split on December 10, 2005) of our common stock in the form of options, restricted stock or restricted stock units subject to the terms and conditions of the 2005 Plan. As of March 30, 2007, 1,372,204 shares of restricted stock had been granted pursuant to the 2005 Plan.

The following table sets forth certain information with respect to the restricted stock granted during or for the fiscal year ended December 31, 2006 to each of our executive officers listed in the Summary Compensation Table as shown under the caption “Executive Compensation.”

			All Other		Estimated
			Stock Awards:		Future	Grant Date
			Number of		Payout of	Fair Market
			Shares of		Non-Equity	Value of
	Grant	Approval	Stock or Units		Incentive Plans	Stock Awards
Name	Date	Date	(#)(1)		($)(2)	($)(1)

Owen Kratz	1/3/2006	12/13/2005	44,250		529,760	$1,588,133
Executive Chairman
Martin R. Ferron	1/3/2006	12/13/2005	52,650		599,386	$1,889,609
Chief Executive Officer and President
A. Wade Pursell	1/3/2006	12/13/2005	14,950		255,940	$536,556
Executive Vice President and Chief Financial Officer
Bart Heijermans	1/3/2006	12/13/2005	13,600		200,000	$488,104
Executive Vice President and Chief Operating Officer
Lloyd Hajdik	1/3/2006	12/13/2005	3,735		143,087	$134,049
Vice President – Corporate Controller and Chief Accounting Officer
James L. Connor, III	1/3/2006	12/13/2005	15,040	(3)	204,592	$539,786
former General Counsel

(1)	Awards granted to all named executive officers were in the form of restricted stock. The grants are valued based on the quoted closing market price of $35.89 per share of our Common Stock on December 30, 2005, the last business day prior to the date of grant.

(2)	Reflects performance bonuses under our incentive compensation plan, which does not provide for thresholds or targets. The amount set forth for Mr. Connor is based on his 2005 incentive bonus. The amounts of the performance bonus awards made to the named executive officers pursuant to the incentive compensation plan for 2006 are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(3)	Unvested restricted stock awards granted to Mr. Connor, including the award shown above, were cancelled in connection with the termination of his employment.

Helix Energy’s Outstanding Equity Awards At December 31, 2006

The following table includes certain information with respect to the value at December 31, 2006 of all unexercised options and all unvested restricted stock awards outstanding for each of the named executive officers. The number of options and unvested restricted stock awards held at December 31, 2006 includes options and restricted stock awards granted under the 1995 Long-Term Incentive Plan and the 2005 Plan.

	Option Awards					Stock Awards
								Market
						Number of		Value of
		Number of				Shares or		Shares or
	Number of	Securities				Units of		Units of
	Securities	Underlying		Option		Stock That		Stock That
	Underlying	Unexercised		Exercise	Option	Have Not		Have Not
	Unexercised Options	Options		Price	Expiration	Vested		Vested
Name	(#)	(#)		($)	Date	(#)(1)		($)(2)(3)
	Exercisable	Unexercisable

Owen Kratz,	-0-	31,663	(4)	$9.32	3/17/2013	47,614	(7)	$1,493,664
Executive Chairman	-0-	40,200	(5)	$12.18	2/25/2014	44,250	(8)	$1,388,123
Martin R. Ferron,	-0-	11,317	(4)	$9.32	3/17/2013	47,614	(7)	$1,493,664
Chief Executive	-0-	26,280	(5)	$12.18	2/25/2014	52,650	(8)	$1,651,631
Officer and President
A. Wade Pursell,	38,000	-0-		$9.81	11/30/2010	16,360	(7)	$513,213
Executive Vice	20,000	-0-		$10.94	2/15/2011	14,950	(8)	$468,982
President and Chief	14,718	9,812	(4)	$9.32	3/17/2013	-0-		-0-
Financial Officer	10,720	16,080	(5)	$12.18	2/25/2014	-0-		-0-
Bart Heijermans,	-0-	-0-		-0-	N/A	100,000	(9)	$3,137,000
Executive Vice	-0-	-0-		-0-	N/A	16,110	(10)	$505,383
President and Chief	-0-	-0-		-0-	N/A	13,600	(8)	$426,632
Operating Officer
Lloyd Hajdik,	6,000	8,000	(6)			2,664	(7)	$83,570
Vice President – Corporate	-0-	-0-		$10.59	12/1/2013	3,735	(8)	$117,167
Controller and Chief
Accounting Officer
James A. Connor, III,	-0-	-0-		-0-	N/A	-0-		-0-
former General
Counsel(11)

(1)	Awards granted to all named executive officers in 2006 and 2005 were in the form of restricted stock.

(2)	The fair market value is calculated as the product of the closing price on the last business day of 2006, or $31.37 per share, and the number of unvested shares.

(3)	No dividends were paid in 2006 with respect to any outstanding restricted stock awards.

(4)	Options were granted on March 17, 2003 and vest 20% per year for a five-year period beginning on March 17, 2004.

(5)	Options were granted on February 25, 2004 and vest 20% per year for a five-year period beginning on February 25, 2005.

(6)	Options were granted on December 1, 2003 and vest 20% per year for a five-year period beginning on December 1, 2004.

(7)	Restricted shares were granted on January 3, 2005 and vest 20% per year for a five-year period beginning on January 3, 2006.

(8)	Restricted shares were granted on January 3, 2006 and vest 20% per year for a five-year period beginning on January 3, 2007.

(9)	Restricted shares were granted on September 1, 2005. 66,667 shares and 33,333 shares vest on September 1, 2007 and 2008, respectively.

(10)	Restricted shares were granted on September 1, 2005 and vest 20% per year for a five-year period beginning on September 1, 2006.

(11)	Unvested restricted stock awards and stock option awards granted to Mr. Connor were cancelled in connection with the termination of his employment.

Option Exercises and Stock Vested

The following table includes certain information with respect to the options exercised by the named executive officers and with respect to restricted stock vesting for such executive officers during the year ended December 31, 2006.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)

Owen Kratz,	31,663	$909,995	11,904	$469,137
Executive Chairman	26,800	$693,584	-0-	-0-
	210,000	$5,699,400	-0-	-0-
	160,000	$3,948,800	-0-	-0-
	200,000	$5,474,000	-0-	-0-
	15,832	$507,732	-0-	-0-
Martin R. Ferron,	8,760	$226,709	11,904	$469,137
Chief Executive Officer and President	5,655	$138,095	-0-	-0-
A. Wade Pursell,	-0-	-0-	4,090	$161,187
Executive Vice President and Chief Financial Officer
Bart Heijermans,	-0-	-0-	4,028	$157,696
Executive Vice President and Chief Operating Officer
Lloyd Hajdik,	-0-	-0-	666	$26,247
Vice President – Corporate Controller and Chief Accounting Officer
James L. Connor, III,	4,680	$120,510	2,305	$90,840
former General Counsel	12,000	$358,920	-0-	-0-

All Other Compensation

The following table includes certain information with respect to the other compensation received by the named executive officers during the year ended December 31, 2006.

		Company
		Contributions	Severance
		to Retirement and	Payments/
		401(k) Plans	Accruals	Total
Name	Year	($)(1)	($)(2)	($)

Owen Kratz, Executive Chairman	2006	$5,500	-0-	$5,500
Martin R Ferron, Chief Executive Officer and President	2006	$12,324	-0-	$12,324
A. Wade Pursell, Executive Vice President and Chief Financial Officer	2006	$12,310	-0-	$12,310
Bart Heijermans, Executive Vice President and Chief Operating Officer	2006	$12,038	-0-	$12,038
Lloyd Hajdik, Vice President – Corporate Controller and Chief Accounting Officer	2006	$10,935	-0-	$10,935
James L. Connor, III, former General Counsel	2006	$8,801	$685,650	$694,451

(1)	The amounts in this column consist of matching contributions by the Company through its 401(k) Plan and, except for Mr. Kratz, the compensation cost computed under SFAS 123R for purchases of Helix common stock pursuant to the ESPP. The Company’s Retirement Plan is a 401(k) retirement savings plan under which the Company currently matches 50% of employees’ pre-tax contributions up to 5% of salary (including bonus) subject to contribution limits.

(2)	The amounts in this column include a one-time payment to Mr. Connor equal to $685,650 in connection with his severance arrangement.

Employment Agreements and Change of Control Provisions

Except for Mr. Hajdik (who has entered into a letter agreement with the Company), all of our executive officers have entered into employment agreements with the Company. We entered into a multi-year employment agreement with Mr. Kratz effective February 28, 1999. Mr. Kratz is entitled to participate in all profit sharing, incentive, bonus and other employee benefit plans made available to the Company’s executive officers. Each of Messrs. Ferron’s, Heijermans’, and Pursell’s employment agreements has similar terms involving salary, bonus and benefits (with amounts that vary due to their responsibilities). We have also entered into employment agreements with some of our other officers and employees substantially similar to the agreements with the named executive officers.

The following information and table set forth the amount of payments to each of the named executive officers under certain circumstances and describe certain other provisions of their employment agreements. The following assumptions and general principles apply with respect to the following information and table:

•	The amounts shown with respect to any termination assume that the named executive officer was terminated on December 31, 2006. Accordingly, the table reflects amounts payable, some of which are estimates based on available information, to the named executive officer upon the occurrence of a termination after a change in control and a material change in senior management.

•	Each of the named executive officers is entitled to receive amounts earned prior to his termination regardless of the manner in which the named executive officer is terminated. In addition, he would be entitled to receive any amounts accrued and vested under our retirement and savings programs. These amounts are not shown in the table or otherwise discussed.

Non-Compete Provision

Each executive officer’s employment agreement provides, among other things, that if we make all payments due under the terms of such agreement, then until the second anniversary date of termination of the executive’s employment with us for cause or as a result of voluntary termination or retirement (the first anniversary if termination arises for any other reason), the executive shall not, directly or indirectly, either for himself or any other individual or entity, participate in any business which engages or which proposes to engage in the business of providing diving services in the Gulf of Mexico or any other business actively engaged in by us on the date of termination of employment, so long as we continue to make payments to such executive, including his base salary and insurance benefits received by our senior management executives. We can elect to waive the covenant and cease to make the payments.

Termination for Cause or as a Result of Death or Disability

Pursuant to the employment agreements between us and our named executive officers (other than Mr. Hajdik), if an executive officer, other than Mr. Hajdik, is terminated by us for cause then such officer shall have no further rights under such agreement. In the event of the death of such named executive officer, we are obligated to pay to the executive officer’s estate, or other designated party, the executive officer’s salary through the last day of the year in which his death occurs plus an amount equal to the accrued but unpaid incentive bonus. Assuming that the death occurred on December 31, 2006, the named executive officer’s estate would not be entitled to any additional amount as a result of the payment of the base salary. In the event a named executive officer becomes disabled, such executive officer shall remain eligible to receive the compensation and benefits set forth in the employment agreement until his termination (a period of at least 6 months and up to 18 months), and shall receive an amount equal to the accrued but unpaid incentive bonus upon termination. For purposes of determining the accrued but unpaid bonus due upon the death or disability of an executive officer, if the event occurs in the first three months of the year, such bonus will be any prorated portion thereof. Mr. Hajdik’s letter agreement (described below) does not contain any provisions related to payments on termination except in the event of a change of control, as set forth below.

Involuntary Termination

In the event we terminate the executive officer’s employment for any other reason (other than for cause or upon the death or disability of the executive officer), then the employment agreement and the executive officer’s rights thereunder shall terminate 12 months after we deliver written notice of such termination. As a result, the named executive officer would be entitled to salary plus bonus and benefits for the 12 months following receipt of such written notice. In addition, during such 12 month period, the stock options and restricted stock awards held by such named executive officer would continue to vest in accordance with their respective terms.

In addition, in the event of the termination of any named executive officer for any reason, including involuntary termination, the Compensation Committee has the discretion to determine the amount and timing of any severance payments and benefits that will be offered to the named executive officer, subject to the terms of any employment agreements. The Compensation Committee would consider a number of factors in making a determination regarding the payment of severance or benefits. We do not have sufficient experience with the termination of executive officers to reasonably estimate the amount or range of any severance payment or benefits that would be offered to any named executive officer. Therefore, although there may be a reasonable likelihood that we would offer severance payments or benefits in addition to, or more likely, in lieu of, the continuation of employment for one year as described above, these amounts are not estimated herein.

Change of Control Provision

Pursuant to the employment agreements between us and our named executive officers (other than Mr. Hajdik), if an executive officer, other than Mr. Hajdik, terminates his employment for “Good Cause” within a two year period following a “Change of Control” and a “Material Change in Senior Management,” or is terminated by us without cause during a certain period (2 years for Messrs. Kratz, Ferron and Pursell and six months for Mr. Heijermans) following a “Change of Control,” and a “Material Change in Senior Management,” in addition to other amounts due under the applicable agreement, (a) we would make a lump sum payment to him of two times the annual base salary together with the annual bonus paid to the officer with respect to the most recently completed fiscal year, (b) all options and restricted stock held by such officer under the 2005 Plan and its predecessor, our 1995 Plan, would immediately vest, and (c) he would continue to receive benefits for a period of two years. For the purposes of the employment agreements, a “Material Change in Senior Management” means any one or both of the chief executive officer and the chief operating officer cease their employment. A “Change of Control” for purposes of the agreements would occur if a person or group becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty-five percent (45%) or more of the combined voting power of the Company’s then outstanding securities. “Good Cause” includes any one of the following: (i) a material change in the officer’s position, authority, duties or responsibilities, (ii) changes in the office or location at which he is based without his consent (such consent not to be unreasonably withheld), (iii) a significant change in the officer’s reporting relationships, or (iv) certain breaches by the Company of the agreement. The agreements provide that if any payment to one of the named executive officers will be subject to any excise tax under Code Section 4999, a “gross-up” payment would be made to place the officer in the same net after-tax position as would have been the case if no excise tax had been payable.

Mr. Hajdik entered into a letter agreement with the Company dated October 9, 2003, pursuant to which his initial compensation was described. In addition, such letter agreement provides that in the event of a change of control of ownership in the Company resulting in the termination of Mr. Hajdik’s employment, all of his unvested equity incentive compensation would vest automatically and Mr. Hajdik would receive severance pay equal to his prior year’s salary plus bonuses earned.

Potential Payments upon Termination after a Change of Control

If a Change of Control had occurred within three months of the end of 2006, there had been a Material Change in Senior Management, and their employment had been terminated on December 31, 2006, the named executive officers would have been eligible to receive the payments set forth below.

		Amount
		Related to	Continuation of	Value of	Value of	Value of
	Salary	Incentive Cash	Health and	Unvested	Unvested	Excise Tax
Name	Continuation	Compensation	Other Benefits	Stock Options	Restricted Stock	“Gross Up”	Total

Owen Kratz,	$778,846	$1,059,518	$18,445	$1,469,607	$2,881,787	-0-	$6,208,203
Executive Chairman
Martin R. Ferron,	$892,378	$1,059,518	$15,594	$753,848	$3,145,295	$1,114,708	$6,981,341
Chief Executive Officer and President
A. Wade Pursell,	$490,204	$394,706	$15,594	$524,930	$982,195	$416,478	$2,824,107
Executive Vice President and Chief Financial Officer
Bart Heijermans,	$680,000	$240,000	$15,594	-0-	$4,069,015	$669,662	$5,674,271
Executive Vice President and Chief Operating Officer
Lloyd Hajdik,	$143,654	$106,984	-0-	$166,240	$200,737	-0-	$617,615
Vice President – Corporate Controller and Chief Accounting Officer

(1)	Mr. Connor was not an employee on December 31, 2006 and is therefore excluded from this table.

OTHER INFORMATION

Expenses of Solicitation

We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Our directors, officers and regular employees, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

Proposals and Director Nominations for 2008 Shareholders Meeting

In order for a shareholder proposal (other than for the nomination of directors) to be considered for inclusion in our proxy statement for the 2008 annual meeting, the written proposal must be received by the Corporate Secretary at our offices no later than December 15, 2007. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. The persons designated in the proxy card will be granted discretionary authority with respect to any shareholder proposal not submitted to us timely.

With respect to shareholder nominations of directors, a shareholder may propose director candidates for consideration by the board’s Corporate Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth below. In addition, our By-laws permit shareholders to nominate directors for election by the shareholders. To nominate a director, the shareholder must deliver a notice to the Corporate Secretary setting forth the name of the nominee and all information required to be disclosed in solicitations of proxies or otherwise required pursuant to Regulation 14A under the Exchange Act together with such person’s written consent to serve as a director if elected. The shareholder providing such nomination must provide his or her name and address and the class and number of voting securities held by such shareholder. Such shareholder must be a shareholder of record on the day the nomination notice is delivered to us and be eligible to vote for the election of directors at the annual meeting of shareholders. In addition, the shareholder must give timely notice to the Corporate Secretary of Helix no later than February 7, 2008. A copy of the By-laws is available from the Corporate Secretary.

All submissions to, or requests from, the Corporate Secretary should be made to our principal executive offices at 400 North Sam Houston Parkway, East, Suite 400, Houston, Texas 77060.

Other

Some bank brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of our annual report and proxy statement will be sent to shareholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs. If you receive a household mailing this year and would like to receive additional copies of our annual report or proxy statement, please submit your request in writing to the address set forth below.

Our 2006 Annual Report on Form 10-K, including financial statements, is being sent to shareholders of record as of March 30, 2007, together with this proxy statement.

WE WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT (INCLUDING THE ANNUAL REPORT ON FORM 10-K) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: CORPORATE SECRETARY, HELIX ENERGY SOLUTIONS GROUP, INC., 400 NORTH SAM HOUSTON PARKWAY EAST, SUITE 400, HOUSTON, TEXAS 77060.

The Board of Directors knows of no other matters to be presented at the annual meeting. If any other business properly comes before the annual meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors

Alisa B. Johnson
Corporate Secretary
Helix Energy Solutions Group, Inc.

ANNEX A TO PROXY

AUDIT COMMITTEE CHARTER

HELIX ENERGY SOLUTIONS GROUP, INC.
AUDIT COMMITTEE CHARTER

ADOPTED BY THE BOARD OF DIRECTORS
EFFECTIVE FEBRUARY 28, 2007

Purpose

This charter governs the operations of the Audit Committee of Helix Energy Solutions Group, Inc. (the “Company”). The Audit Committee (the “Committee”) is appointed by the Company’s Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the Company’s internal audit function and independent registered public accounting firm, and (4) the independent registered public accounting firm’s qualifications and independence.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Composition

Annually, the Corporate Governance and Nominating Committee shall nominate and the Board of Directors shall appoint at least three members to the Audit Committee, one of whom shall be designated by the Board as Chair. Members of the Committee shall each be a member of the Board of Directors and meet the independence requirements set forth in Exchange Act Rule 10A-3 and the NYSE listing standards. All Committee members shall be financially literate, and at least one member shall be a “financial expert”, as defined by SEC regulations. The members of the Audit Committee may be removed and replaced by a majority vote of the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent registered public accounting firm, including meetings with the independent registered public accounting firm in separate executive sessions, without management of the Company present. The Audit Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent registered public accounting firm, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any action required or permitted to be taken at a Committee meeting may be taken by a written action signed collectively or individually in counterparts, by all members of the Committee. Any such written action shall be effective when signed by all members of the Committee, unless a different effective time is provided in the written action. Reports of the actions of the Audit Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the meeting of the Audit Committee.

Committee Authority and Responsibilities

Background

Under the Sarbanes-Oxley Act of 2002 (the “Act”) and rules from the Securities and Exchange Commission (the “SEC”), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor.

The Pre-Approval Policy applies to the independent auditor(s) of the Company. As part of its responsibility under the Act and SEC rules and regulations, the Audit Committee is required to pre-approve the audit and non-

audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Company.

Pre-Approved Services

The Audit Committee will periodically review and revise the list of pre-approved services and pre-approve the kind of services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee.

Appendix A lists the audit and audit-related services that currently have such general pre-approval of the Audit Committee (the “General Pre-Approval”). The General Pre-Approval is for the fiscal year, unless the Audit Committee states otherwise. The Audit Committee will add to or subtract from the list of General Pre-approved services in Appendix A from time to time, based on subsequent determinations.

Proposed services by the independent auditor that are not listed in Appendix A and as a result do not have the General Pre-Approval of the Audit Committee, require specific pre-approval of the Audit Committee, or its designated member, as described below (“Full Audit Committee Pre-Approval”). For practical purposes, between regular meetings of the Audit Committee pre-approval may be obtained from a member of the Audit Committee designated for such purpose, provided that the required documentation for such pre-approval has been completed and the designated member of the Audit Committee reports any such pre-approval(s) at the next regularly scheduled meeting of the Audit Committee.

Proposed services by the independent auditor that are listed in Appendix A and as a result have the General Pre-Approval shall be notified to a designated independent (within the meaning of the SEC independence rules) member of the Audit Committee on a regular basis, normally quarterly. In case there are services that are considered by the designated independent Audit Committee member as not falling within the General Pre-approved services, such service shall cease immediately or be approved by the Audit Committee. The designated member of the Audit Committee shall report to the Audit Committee on a regular basis for informational purposes.

Management (the Principal Financial Officer, or “PFO”) will assist the designated member of the Audit Committee to determine whether the independent auditor services are according to Appendix A General Pre-Approval. Requests or applications to provide services that require “Full Audit Committee Pre-Approval”, must include a statement from the PFO of the Company and the independent auditor as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the PFO to generally monitor the compliance with this Pre-Approval Policy and Procedures. Management will immediately report to the Audit Committee any breach of this Pre-Approval and Procedures that comes to the attention of any member of management.

The Audit Committee will on an annual basis review a formal written statement from the independent auditor(s) delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor methods and procedures for ensuring independence.

The independent auditor(s) have reviewed this Pre-Approval Policy and Procedures and believe that implementation of it will not adversely affect the auditor’s independence. In addition, in connection with each engagement, the independent auditor(s) will always be required to represent and confirm that the proposed services will not adversely affect the independent auditors independence.

Pre -Approval of Audit and Non-Audit Services

Any individual project/service (other than statutory audits) estimated to involve a fee in excess of USD 50,000 must be specifically pre-approved by the Audit Committee. Pre-approved services shall not exceed the maximum amount of USD 500,000 in a fiscal year, without approval from the Audit Committee or its designated member, as next described. For practical purposes, between regular meetings of the Audit Committee, pre-approval may be obtained from a member of the Audit Committee designated for such purpose, provided that the required documentation for such pre-approval has been completed and the designated member of the Audit Committee reports any such pre-approval(s) at the next regularly scheduled meeting of the Audit Committee.

Approval of Tax Services

Engagement of independent auditor(s) to perform any tax service must be approved specifically by the Audit Committee. The Audit Committee must be furnished with a written description of the following:

1) the scope of the proposed tax services

2) the fee structure for the engagement and any arrangements or agreements that would affect the scope of or fee for such tax services, and any side letters, amendments to the engagement letter, or any other agreements (whether oral, written or otherwise) relating to the proposed service

3) any compensation or other agreement (such as a referral or fee sharing agreement) between the independent auditor(s) and any other person or entity with respect to the promoting, marketing, or recommending of a transaction covered by the proposed service

In addition, the independent auditor(s) must discuss with the Audit Committee the potential effect of the proposed tax services on the independent auditor(s)’ independence.

Prohibited Services

A list of the SEC’s and the Public Company Accounting Oversight Board’s (PCAOB’s) prohibited non-audit services for the independent auditor is attached to this policy Appendix B.

Charter and Self-Review

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

In addition to the foregoing, the Audit Committee is delegated all authority of the Board of Directors as may be required to fulfill the purposes of the Committee. Without limiting the generality of the preceding statement, the Audit Committee shall have authority and is entrusted with the responsibility to take the following actions:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent registered public accounting firm the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm’s review of the quarterly financial statements.

3. Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent registered public accounting firm on:

a. All critical accounting policies and practices to be used.

b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm.

c. Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

d. The independent registered public accounting firm’s judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

5. Review and discuss with management the Company’s earnings press releases, including, but not limited to, the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate.

9. Review disclosures made to the Audit Committee by the Company’s Principal Executive Officer and PFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of Company’s Relationship with the Independent Registered Public Accounting Firm

10. Review and evaluate the lead partner of the independent registered public accounting firm team.

11. Obtain and review a report from the independent registered public accounting firm at least annually regarding (a) the independent registered public accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent registered public accounting firm and the Company. Evaluate the qualifications, performance and independence of the independent registered public accounting firm, including considering whether the independent registered public accounting firm’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the registered public accounting firm’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent registered public accounting firm to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

13. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

14. Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Controls and Internal Audit Function

15. Review the appointment and replacement of the senior internal auditing executive.

16. Review the significant reports to management prepared by the internal auditing department and management’s responses.

17. Discuss with the independent registered public accounting firm and management of the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

18. Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent registered public accounting firms’ report on management’s assertion.

Compliance Oversight Responsibilities

19. Obtain from the independent registered public accounting firm assurance that Section 10A(b) of the Exchange Act (which requires the independent registered public accounting firm to report any evidence which it uncovers of an illegal act to management and the Board of Directors, and, in some instances, to the Securities and Exchange Commission) has not been implicated.

20. Obtain reports from management and the Company’s senior internal auditing executive confirming that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

23. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

24. Receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

25. Review with management and approve all related-party transactions.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

Appendix A to Audit Committee Charter

General Pre-Approved Independent Auditor(s) Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Audit Services listed below. All other Audit Services not listed must be separately pre-approved by the Audit Committee.

Audit Services

Statutory audits or financial audits for subsidiaries or affiliates of the Company including attestation required by law or regulation.

Services associated with SEC registration statements, annual report, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comments letters.

Attestation of management reports on internal controls.

Consultations by the company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services).

Consultations and research on accounting and financial reporting issues (providing assistance with understanding and implementing new accounting and financial reporting guidance from rule making authorities).

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved the audit-related services listed below. All other audit-related services not listed must be separately pre-approved by the Audit Committee.

Audit-Related Services

Due diligence services pertaining to potential business acquisitions/dispositions.

Financial statement audits of employee benefit plans.

Agreed-upon or expanded audit procedures related to accounting and/or comply with financial, accounting or regulatory reporting matters.

Internal control review, advice and assistance with internal control reporting requirements.

Consultations by the company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services).

Auditor’s publications and seminar/training services and subscription to Auditor’s research and knowledge tool, e.g., EY Online (GAAIT).

Attest services not required by statute or regulation.

Closing balance sheet audits pertaining to dispositions.

General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act.

Appendix B to Audit Committee Charter

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

In addition to the above prohibited non-audit services, the Company’s independent auditor is prohibited from providing tax services to individuals in a financial reporting oversight role as defined in PCAOB Rule 3523, and tax services relating to confidential and aggressive tax positions as defined in PCAOB Rule 3522.

These prohibited non-audit services are further described in SEC release No. 33-8183

400 North Sam Houston Parkway East, Suite 400
Houston TX. 77060-3500
Phone (281) 618-0400

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
MAY 7, 2007
AND PROXY STATEMENT

400 North Sam Houston Parkway East
Houston, Texas 77060

--RECYCLED SYMBOL-- Printed on recycled paper.

HELIX ENERGY SOLUTIONS GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS Monday, May 7, 2007 3:00 p.m. The Oak Room The Greenspoint Club 16925 Northchase Houston, TX 77060 HELIX ENERGY SOLUTIONS GROUP, INC. proxy This Proxy is Solicited on Behalf of the Board of Directors The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 11, 2007, hereby appoints A. Wade Pursell and Alisa B. Johnson as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned, and to vote, as designated below, all common shares of Helix Energy Solutions Group, Inc. held of record by the undersigned on March 30, 2007 at the 2007 Annual Meeting of Shareholders to be held on May 7, 2007 at 3:00 p.m. in the Oak Room of the Greenspoint Club, 16925 Northchase, Houston, Texas 77060, and any adjournments thereof. (Please See Reverse Side).

3 Please detach here 3 The Board of Directors Recommends a Vote FOR Proposal 1: 1. To elect three “Class I” directors of the Company to have a term expiring FOR the three WITHHOLD in 2010 and until his successor shall be elected and duly qualified. “Class I” AUTHORITY 01 Owen Kratz 02 John V. Lovoi 03 Bernard J. Duroc-Danner nominees (except You may vote on the Proposal by marking one of the following boxes. as indicated below) INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee, write that person’s name in the space provided to the right.) 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE CLASS I DIRECTORS INDICATED IN PROPOSAL 1 AND IN THE PROXY HOLDER’S DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM. Dated: ___Signature(s) in Box Please sign exactly as the name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.